EXHIBIT 4.14

                      LETTER OF TRANSMITTAL

                    RIO HOTEL & CASINO, INC.

                    Offer for all Outstanding
             9 1/2% Senior Subordinated Notes Due 2007
                         in Exchange for
             9 1/2% Senior Subordinated Notes Due 2007
         Pursuant to the Prospectus dated ________, 1997

THIS  EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY  TIME
ON  ________,  1997,  UNLESS EXTENDED  (THE  "EXPIRATION  DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY  TIME,
ON THE EXPIRATION DATE.


     TO:  IBJ SCHRODER BANK & TRUST COMPANY,  EXCHANGE AGENT

  BY HAND OR OVERNIGHT COURIER:         BY REGISTERED OR CERTIFIED MAIL:


IBJ Schroder Bank & Trust Company      IBJ Schroder Bank & Trust Company
One State Street                       Post Office Box 84
New York, New York  10004              Bowling Green Station
Attention:  Securities Processing      New York, New York  10274-0084
     Window, Subcellar One (SC-1)      Attention:  Reorganization
                                       Operations Department

                         BY FACSIMILE:

                        (212) 858-2611
                       Raymond Liszewski

                     CONFIRM BY TELEPHONE:
                        (212) 858-2103


DELIVERY  OF  THIS  INSTRUMENT TO AN ADDRESS OTHER  THAN  AS  SET
FORTH  ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER
THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed a prospectus dated _______, 1997 (the "Prospectus"), of Rio Hotel & Casino, Inc., a Nevada corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $125,000,000 of 9 1/2% Senior Subordinated Notes Due 2007 (the "New Notes") of the Company for a like principal amount at maturity of the issued and outstanding 9 1/2% Senior Subordinated Notes Due 2007 (the "Old Notes" and together with the New Notes, the "Notes") of the Company from the holders thereof. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     For each Old Note accepted for exchange and not validly withdrawn, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. If the Exchange Offer is not consummated by _________, 1997, interest will accrue (in addition to stated interest on the

Old Notes) from and including __________, 1997. Such additional interest (the "Special Interest") will be payable in cash semiannually in arrears each April 15 and October 15, commencing October 15, 1997 at a rate per annum equal to 0.50% of the principal amount of the Old Notes. The aggregate amount of Special Interest payable pursuant to the above provisions will in no event exceed 1.50% per annum of the principal amount of the Old Notes. Upon the consummation of the Exchange Offer after ________, 1997, the Special Interest payable on the Old Notes from the date of such consummation will cease to accrue and all accrued and unpaid Special Interest as of the consummation of the Exchange Offer shall be paid promptly thereafter to the holders of record of the Old Notes immediately prior to the time of such occurrence. Following the consummation of the Exchange Offer the interest terms shall revert to the original terms set forth in the Notes. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Book-Entry Transfer." Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer
- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     List  below the Old Notes to which this Letter relates.   If
the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.


                      DESCRIPTION OF OLD NOTES

                                       1            2          3

                                                Aggregate
                                                Principal
                                                Amount at  Principal
  Name(s) and Address(es) of                    Maturity   Amount at
     Registered Holder(s)         Certificate    of Old     Maturity
  (Please fill in, if blank)      Number(s)*      Notes    Tendered**






                                 Total
*    Need  not  be completed if Old Notes are being tendered by book-entry transfer.
**   Unless otherwise indicated in this column, a holder will be deemed to have  tendered  ALL of the Old Notes represented  by  the  Old  Notes indicated in column 2.  See Instruction 2.  Old Notes tendered hereby must  be  in denominations of principal amount at maturity of  $1,000 and any integral multiple thereof.  See Instruction 1.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
     EXCHANGE  AGENT  WITH THE BOOK-ENTRY TRANSFER  FACILITY  AND
     COMPLETE THE FOLLOWING:

   Name of Tendering Institution_________________________________

   Account Number_______________ Transaction Code Number_________

[ ]  CHECK  HERE  IF  TENDERED  OLD  NOTES  ARE  BEING  DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY  SENT
     TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s)_______________________________

   Window Ticket Number (if any)_________________________________

   Date of Execution of Notice of Guaranteed Delivery____________

   Name of Institution which guaranteed delivery_________________

   IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

   Account Number________________ Transaction Code Number________

[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
     ADDITIONAL  COPIES OF THE PROSPECTUS AND 10  COPIES  OF  ANY
     AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:_________________________________________________________

   Address:______________________________________________________
           ______________________________________________________


       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such New Notes and that neither the holder of such Old Notes nor any such person is an "affiliate" of the Company within the meaning in Rule 405 ("Rule 405") under the Securities Act.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained as the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE    UNDERSIGNED,   BY   COMPLETING   THE   BOX   ENTITLED
"DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE
DEEMED  TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN  SUCH  BOX
ABOVE.


   SPECIAL ISSUANCE INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 3 and 4)            (See Instructions 3 and 4)
  To    be   completed   ONLY    if      To   be   completed   ONLY   if
certificates  for  Old  Notes   not   certificates  for  Old  Notes  not
exchanged and/or New Notes  are  to   exchanged and/or New Notes are  to
be  issued in the name of and  sent   be  sent to someone other than the
to someone other than the person or   person     or    persons     whose
persons      whose     signature(s)   signature(s)  appear(s)  on   this
appear(s) on this Letter below,  or   Letter below or to such person  or
if  Old  Notes delivered  by  book-   persons  at an address other  than
entry   transfer  which   are   not   shown    in   the   box   entitled
accepted  for exchange  are  to  be   "Description  of  Old  Notes"   on
returned  by credit to  an  account   this Letter above.
maintained    at   the   Book-Entry
Transfer  Facility other  than  the
account indicated above.

Issue:  New Notes and/or Old Notes    Mail:  New Notes and/or Old Notes

Name(s):_________________________     Name(s):_________________________
        (Please Type or Print)                (Please Type or Print)
        _________________________             _________________________
        (Please Type or Print)                (Please Type or Print)

Address:_________________________     Address:_________________________
        _________________________             _________________________
            (Zip Code)                            (Zip Code)

  (Complete Substitute Form W-9)

[ ]  Credit unexchanged  Old  Notes
delivered by book-entry transfer to
the  Book-Entry  Transfer  Facility
account set forth below.

   (Book-Entry Transfer Facility
  Account Number, if applicable)


     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

          PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
           CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                    PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL TENDERING HOLDERS)
       (Complete Accompanying Substitute Form W-9)

Dated:________________________   __________________, 1997

 X    ________________________   __________________, 1997

 X    ________________________   __________________, 1997
      Signature(s) of Owner(s)          Date

     Area Code and Telephone Number______________________

  If  a  holder  is tendering any Old Notes, this  Letter
must be signed by the registered holder(s) as the name(s)
appear(s) on the certificate(s) for the Old Notes  or  by
any  person(s) authorized to become registered  holder(s)
by  endorsements and documents transmitted herewith.   If
signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.
See Instruction 3.

Name(s):_________________________________________________
        _________________________________________________
                 (Please Type or Print)
Capacity:________________________________________________
Address:_________________________________________________
        _________________________________________________
                  (Including Zip Code)

                   SIGNATURE GUARANTEE
             (If required by Instruction 3)
Signature(s) Guaranteed by
an Eligible Institution:_________________________________
                         (Authorized Signature)
  _______________________________________________________
                         (Title)
  _______________________________________________________
                     (Name and Firm)
Dated:

                          INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
                             FOR THE
  9 1/2% SENIOR SUBORDINATED NOTES DUE 2007 IN EXCHANGE FOR THE
 9 1/2% SENIOR SUBORDINATED NOTES DUE 2007 OF RIO HOTEL & CASINO,
                              INC.

1.   DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY
     PROCEDURES.

     This Letter is to be completed by holders (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder if such Old Notes) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer - Book-Entry Transfer." Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as this properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who do not deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer
-  Guaranteed Delivery Procedures."  Pursuant to such procedures,
(i)  such  tender  must be made through an Eligible  Institution;
(ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution this properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Notes, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See the Prospectus under "The Exchange Offer."

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY
     BOOK-ENTRY TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes - Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.   SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS;
     GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old
Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.
Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES AND WHICH IS A PARTICIPANT IN THE SECURITY TRANSFER AGENT MEDALLION PROGRAM (COLLECTIVELY, "ELIGIBLE INSTITUTIONS"). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer
Facility  as  such  holder  may designate  hereon.   If  no  such
instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tender holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Expect as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.   WAIVER OF CONDITIONS.

     The   Company   reserves  the  absolute   right   to   waive
satisfaction  of  any  or  all  conditions  enumerated   in   the
Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders
will  be  accepted.   All  tendering holders  of  Old  Notes,  by
execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them, incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.


            TO BE COMPLETED BY ALL TENDERING HOLDERS
                       (See Instruction 5)

             PAYOR'S NAME:  RIO HOTEL & CASINO, INC.


                            PART 1-PLEASE PROVIDE YOUR TIN
                            IN THE BOX AT RIGHT AND CERTIFY     TIN:______________________
                            BY SIGNING AND DATING BELOW.            (Social Security Number
                                                                   or Employer Identification
SUBSTITUTE                                                                    Number)
Form   W-9
                            PART 2-TIN APPLIED FOR  [ ]
Department of the Treasury  CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
Internal Revenue Services   (1)  the number  shown  on this  form is  my correct  Taxpayer
                                 Identification Number (or I am waiting for a number to be
                                 issued to me),
PAYOR'S REQUEST FOR         (2)  I am  not  subject  to backup withholding either  because:
TAXPAYER IDENTIFICATION          (a) I am exempt from backup withholding, or (b) I have not
NUMBER ("TIN")AND                been  notified by the Internal Revenue Service (the "IRS")
CERTIFICATION                    that  I am subject to backup withholding as a result of  a failure  to report all interest or dividends, or  (c)  the
                                 IRS  has notified me that I am no longer subject to backup withholding, and
                            (3)  any other  information provided  on this  form is true and correct.

                            SIGNATURE____________________________  DATE____________________

You must cross out item (2) of the above certification if you have been notified by the IRS that  you  are  subject  to  backup withholding because of underreporting  of  interest  or dividends  on  your tax return and you have not been notified by the IRS that  you  are  no longer subject to backup withholding.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
            THE BOX IN PART 2 OF SUBSTITUTE FORM W-9



          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have made or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office; or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

____________________________________________         ____________________
                 Signature                                    Date